UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2012

ModusLink Global Solutions, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-23262	04-2921333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts 02451
(Address of Principal Executive Offices)

(781) 663-5001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 3, 2012, in response to the letter received from Handy & Harman Ltd. (“HNH”), dated March 27, 2012, in which HNH requested inspection of stocklist materials and certain other books and records of ModusLink Global Solutions, Inc. (the “Company”), the Company is sending a letter to HNH advising HNH that, among other things, the Company has not denied any requests from its stockholders to be granted an exemption under Section 28 of the Company’s Tax Benefit Preservation Plan dated as of October 17, 2011 that have been presented to the Company’s board of directors (an “Exemption Request”) to date and that the Company’s board of directors intends to continue to consider Exemption Requests it may receive in the future in accordance with the terms of the Tax Benefit Preservation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODUSLINK GLOBAL SOLUTIONS, INC.

Date: April 3, 2012	By:	/s/ Peter L. Gray
		Name:	Peter L. Gray
		Title:	Executive Vice President and General Counsel